UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 1, 2022

RENEWABLE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55875	82-3254264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

588 West 400 South, Suite 110

Lindon, UT 84042

(Address of principal executive offices) (zip code)

(801) 406-6740

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2022, pursuant to an Agreement and Plan of Merger, dated as of December 1, 2022, by and among Nestbuilder, NB Merger Corp., a Delaware corporation and a direct, wholly owned subsidiary of Nestbuilder (“Merger Sub”), Renewable Innovations, Inc., a Delaware corporation (“Renewable Innovations”), Lynn Barney, as the representative of Renewable Innovations’ securityholders, and Alex Aliksanyan, as the Nestbuilder representative, Nestbuilder acquired Renewable Innovations through the merger of Merger Sub with and into Renewable Innovations (the “Merger”), with Renewable Innovations continuing as the surviving corporation and becoming a wholly owned subsidiary of Nestbuilder.

In connection with the Merger, we filed articles of merger with the Nevada Secretary of State to change our name to Renewable Innovations, Inc. pursuant to a parent/subsidiary merger between us (as “Nestbuilder.com Corp.”) and our wholly-owned non-operating subsidiary, Renewable Innovations, Inc., which was established for the purpose of giving effect to the name change.

Immediately prior to the Merger, there were 6,090,580 shares of our Common Stock issued and outstanding and warrants outstanding to acquire up to an aggregate of 10,135,000 shares of our Common Stock. As a result of the Merger, we issued to the shareholders of Renewable Innovations an aggregate of 2,155,684 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share, each share of which is convertible into 100 shares of our Common Stock, which represents a 93% ownership interest based on our fully-diluted capitalization immediately following the Merger. As a result of the foregoing transactions, we underwent a change of control on December 1, 2022.

In connection with the closing of the Merger, the following changes to the Board occurred on December 1, 2022 (the “Closing Date”), which will result in a change of a majority of the members of the Board:

●	Thomas M. Grbelja and William McLeod resigned as members of the Board, effective on the Closing Date;

●	Robert L. Mount was appointed as a member of the Board, effective on the Closing Date;

●	Lynn Barney was appointed as a member of the Board, effective 10 days after the mailing of this Information Statement to our shareholders; and

●	Alex Aliksanyan resigned as a member of the Board, effective 10 days after the mailing of this Information Statement to our shareholders.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure from Item 1.01 is incorporated herein by reference.

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Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

In connection with the transactions described in Item 1.01, we issued to the shareholders of Renewable Innovations an aggregate of 2,155,684 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share, each share of which is convertible into 100 shares of our Common Stock, which represents a 93% ownership interest based on our fully-diluted capitalization immediately following the Merger. As a result of the foregoing transactions, we underwent a change of control on December 1, 2022. The issuances were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 3.03 Material Modifications to Rights of Security Holders.

On December 1, 2022, we filed an Amended and Restated Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series A Convertible Preferred Stock of Nestbiulder.com Corp. The Certificate of Designation designated 2,155,684 shares of our preferred stock as Series A Convertible Preferred Stock, each share of which is convertible into 100 shares of our Common Stock and has 100 votes, which represents a 93% ownership and voting interest based on our fully-diluted capitalization immediately following the Merger described in Item 1.01 above.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

Changes to the Board of Directors

In connection with the closing of the Merger described in Item 1.01 above, the following changes to the Board occurred on December 1, 2022 (the “Closing Date”), which will result in a change of a majority of the members of the Board:

●	Thomas M. Grbelja and William McLeod resigned as members of the Board, effective on the Closing Date;

●	Robert L. Mount was appointed as a member of the Board, effective on the Closing Date;

●	Lynn Barney was appointed as a member of the Board, effective 10 days after the mailing of this Information Statement to our shareholders; and

●	Alex Aliksanyan resigned as a member of the Board, effective 10 days after the mailing of this Information Statement to our shareholders.

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Changes in Security Ownership

The following table sets forth, as of December 1, 2022, certain information with respect to our equity securities owned of record or beneficially by (i) each officer and director; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all directors and executive officers as a group.

Common Stock
Name and Address	Amount of Beneficial Ownership (1)	Percent of Class (2)

Robert L. Mount (3)(6)(8)	120,524,050	95.19%

Lynn Barney (4)(6)(8)	71,583,189	92.16%

Alex Aliksanyan (5)(7)(8)(9)	398,827	6.55%

All Officers and Directors as a Group (3 Persons)	192,506,066	97.13%

(1)	The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any warrant, stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)	Based on 6,090,580 shares of Common Stock issued and outstanding as of December 1, 2022. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(3)	Includes 120,524,050 shares of Common Stock underlying 1,205,240.50 shares of Series A Convertible Preferred Stock which are convertible within 60 days of the date of this Information Statement.

(4)	Includes 71,583,189 shares of Common Stock underlying 715,831.89 shares of Series A Convertible Preferred Stock which are convertible within 60 days of the date of this Information Statement.

(5)	Excludes 2,945,000 shares of Common Stock underlying warrants that are not exercisable within 60 days of the date of this Information Statement.

(6)	Unless otherwise noted, the address of each beneficial owner is c/o Renewable Innovations, Inc., 588 West 400 South, Suite #110, Lindon, Utah 84042.

(7)	Unless otherwise noted, the address is c/o Nestbuilder.com Corp., 201 W. Passaic Street, Suite 301, Rochelle Park, NJ 07662.

(8)	Indicates an officer and/or director of the Company. Mr. Barney’s appointment as a director will be effective 10 days after the mailing of this Information Statement to our shareholders.

(9)	Mr. Aliksanyan submitted his resignation as a director, effective 10 days after this Information Statement is mailed to our shareholders.

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Identification of Current Executive Officers and Current and Incoming Directors of the Company

The following sets forth information about our directors and executive officers as of the date of closing of the transactions described in Item 1.01 and the individuals who have been appointed to serve as our directors, effective 10 days after the mailing of this Information Statement to our shareholders:

Name	Age	Position
Robert L. Mount (1)	67	Chief Executive Officer, President and Director
Lynn Barney (2)	75	Chief Financial Officer, Secretary and Director
Alex Aliksanyan (3)	72	Director

(1) On December 1, 2022, Mr. Mount was appointed to serve as our Chief Executive Officer, President, and a director, effective immediately.

(2) On December 1, 2022, Mr. Barney was appointed to serve as our Chief Financial Officer and Secretary, effective immediately, and as a director, effective 10 days after the mailing of this Information Statement to our shareholders.

(3) On December 1, 2022, Mr. Aliksanyan resigned as our Chief Executive Officer, effective immediately, and as a director, effective 10 days after the mailing of this Information Statement to our shareholders.

Robert L. Mount, age 67, was appointed on December 1, 2022 to serve as our Chief Executive Officer, President and a director, effective immediately. Mr. Mount has been the Chief Executive Officer, President and a director of Renewable Innovations, Inc., now our wholly-owned subsidiary, since its inception in June 2019. Prior to Renewable Innovations, for 24 years through December 2020, Mount was the Chief Executive Officer of Power Innovations, Inc., and remained an employee there until March 31, 2021.

Mr. Mount has 45 years of dynamic, entrepreneurial, and driven results-oriented leadership with a strong track record as the originator, facilitator, and builder of world-class technology in the power industry. Bob is keenly aware of market opportunities and has a strong propensity towards strategic implementation of ideas and programs. He addresses upcoming market needs and trends with innovative and technologically sound solutions, and he is always ready to step up to diverse challenges to capitalize on new market opportunities.

Industry Leadership

Fuel Cell & Hydrogen Energy Association (FCHEA), Director

●	Stationary Power Working Group, Chair
●	Government Affairs Committee, Member
●	Communications and Marketing Committee, Member

Center for Hydrogen Safety (CHS), Member

●	H2 Equipment and Component Failure Rates Committee, Member
●	H2 Safety Credential Committee, Member
●	Asia-Pacific Hydrogen Safety Conference, Co-Chair

US Hydrogen Roadmap

●	US Hydrogen Roadmap Research, Study Team Member
●	US Hydrogen Roadmap Steering Committee, Member

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US Department of Energy

●	Hydrogen & Fuel Cell Technical Advisory Committee (HTAC) (Appointment Only by the DOE / Reports to the Secretary of Energy, 2017-2020)
●	National Renewable Energy Lab - Research Partner in collaboration with Daimler and Hewlett-Packard Enterprises
●	Intermountain Western Alternative Fuel Corridor, Member
●	New Zealand Hydrogen Association, Member

Education: Brigham Young University, Drexel University: Engineering (Electrical, Aerospace / Mechanical)

Lynn B. Barney, age 75, was appointed on December 1, 2022 to serve as our Chief Financial Officer and Secretary, effective immediately, and as a director, effective 10 days after the mailing of this Information Statement to our shareholders. Mr. Barney has been the Chief Financial Officer, Secretary and a director of Renewable Innovations, Inc., now our wholly-owned subsidiary, since its inception in June 2019. Prior to Renewable Innovations, Mr. Barney served as the Chief Financial Officer of Power Innovations from 2001 to 2015 when he retired and became a private investor in real estate and was a co-founder of Renewable Innovations with Mr. Mount.

Mr. Barney has extensive experience in business having founded a commercial bank in Utah after working for the largest bank in the state. After selling the bank, he served as the CEO of a publicly traded laser company which was listed on the Pink Sheets. Under his leadership, the company (BriteSmile) developed the world’s first laser tooth whitening procedure. He guided that company to the full list of the American Stock Exchange where it became the number one growth stock on all three exchanges in the first quarter of 1996 which led to his interview by Mark Haines on CNBC’s Squawk Box on May 29, 1996. In 2001, Mr. Barney became an early investor in Power Innovations. In 2014, Mr. Barney was the lead in closing the sale of the Company to LiteOn Technologies.

Education: BA, MBA University of Utah (Management and Finance).

Alex Aliksanyan resigned on December 1, 2022 as our Chief Executive Officer, effective immediately, and as a director, effective 10 days after the mailing of this Information Statement to our shareholders. Mr. Aliksanyan has served as a director since our inception. From October 28, 2017 to August 17, 2018, he served as our President. From August 17, 2018 to April 20, 2020, he served as our Chief Executive Officer. On February 4, 2022, Mr. Aliksanyan was again appointed to serve as our Chief Executive Officer. Mr. Aliksanyan has more than 25 years of strategic technology planning, implementation and marketing experience. Mr. Aliksanyan previously served as Chief Executive Officer and President of iCruise.com, which he founded in 2000. Prior to iCruise.com, Mr. Aliksanyan served as a marketing consultant for several brands such as Citibank, Disney and Hillshire Farms and held executive marketing positions at Nestle and Altria Inc. He is considered a pioneer in the travel industry in the area of e-commerce. Mr. Aliksanyan received his Bachelor of Physics degree from New York University and an advanced degree in marketing from the Stern School of Business in New York.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure from Item 5.01 is incorporated herein by reference.

Lynn B. Barney, our Chief Financial Officer, Secretary, and a Director, does not have a written employment or contractor agreement and receives no compensation.

Robert L. Mount, our Chief Executive Officer, President, and a Director, does not have a written employment agreement. He received a salary of $35,000 in 2021, $60,000 in 2022 through September, and $300,000 starting in October 2022.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure from Item 3.03 is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name and/or Identification of Exhibit

2.1	Agreement and Plan of Merger among Nesetbuilder.com Corp, NB Merger Corp., and Renewable Innovations, Inc. dated December 1, 2022

2.2	Certificate of Merger of NB Merger Corp. with and into Renewable Innovations, Inc.

2.3	Agreement and Plan of Merger of Nestbuilder.com Corp and Renewable Innovations, Inc.

3.1	Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renewable Innovations, Inc.

Dated: December 1, 2022	/s/ Robert L. Mount
	By:	Robert L. Mount
	Its:	Chief Executive Officer

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